UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 27, 2004

Commission file number: 1-5128

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	42-0410230
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa	50309-3023
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(515) 284-3000

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

99

Conference call script of conversation with analysts on January 27, 2004 concerning news release of the same date which reported earnings for the second fiscal quarter and six months ended December 31, 2003.

Item 12.	Results of Operations and Financial Condition

On January 27, 2004, Meredith Corporation issued a news release reporting earnings for the second fiscal quarter and six months ended December 31, 2003. The related conference call script is attached as an exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Suku V. Radia

Suku V. Radia
Vice President - Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:	January 27, 2004

Index to Exhibits

Exhibit Number	Item

99

Conference call script of conversation with analysts on January 27, 2004 concerning news release of the same date which reported earnings for the second fiscal quarter and six months ended December 31, 2003.